Exhibit 10.1
                                SECOND AMENDMENT
                                       to
                           REVOLVING CREDIT AGREEMENT


     THIS AMENDMENT AGREEMENT (this "Second Amendment"), dated as of July 13, 2004, to become effective as of the Amendment Effective Date as defined in
Section 4 hereof upon satisfaction of the conditions specified therein, is by and among The Stride Rite Corporation, a Massachusetts corporation (the "Borrower"), Fleet National Bank ("Fleet"), Bank of America National Association ("BOA"), The Bank of New York ("BONY"), and SunTrust Bank ("ST") (Fleet, BOA, BONY and ST being referred to, collectively, as the "Banks"), Fleet as Administrative Agent for the Banks, BOA, BONY and ST as Documentation Agents.

     Whereas, the Borrower, the Banks and the Administrative Agent are parties to that certain Revolving Credit Agreement dated as of January 19, 2000, as amended by a First Amendment dated as of October 31, 2002 (as so amended, the "Credit Agreement"), pursuant to which the Banks, upon the terms and conditions specified therein, have agreed to make Loans to the Borrower;

     Whereas, the Borrower has requested that the Banks and the Administrative Agent agree, and the Banks and the Administrative Agent have agreed, on the terms and subject to the conditions set forth herein, to amend certain of the provisions of the Credit Agreement;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.  Defined  Terms.   Capitalized  terms  which  are  used  herein  without
definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     2. Amendments to the Credit Agreement.

     (a) "Banc of America Securities LLC" shall be substituted for all references in the Credit Agreement to "Fleet Securities, Inc." as the Arranger.

     (b) Section 8.4 of the Credit Agreement is amended in its entirety to read as follows:

                  "8.4. Distributions. The Borrower will not make any
            Distributions; provided that the Borrower may make distributions ("Permitted Distributions") which satisfy the following tests: (i) the aggregate amount of such Distribution and all other Distributions during the same fiscal year of the Borrower does not exceed (x) for fiscal year 2004, $50,000,000, and (y), for any fiscal year thereafter, $40,000,000, and (ii) at the time of such Distribution, no Default or Event of Default has occurred and is continuing or would exist after giving effect to such Distribution."

     3. Representations and Warranties. The Borrower hereby represents and warrants to the Banks that:

     (a) The execution and delivery by the Borrower, and the performance by the Borrower, of its obligations and agreements under this Second Amendment, and the Credit Agreement as amended hereby, (i) are within the corporate authority of the Borrower, have been duly authorized by all necessary corporate proceedings,
(ii) do not and will not contravene any requirement of law applicable to or binding upon the Borrower or any of its Significant Subsidiaries, nor any contractual obligation of the Borrower or any of its Significant Subsidiaries, and (iii) will not result in or require the creation or imposition of any lien on any of the Borrower's or its Significant Subsidiaries' respective properties or revenues, except in the case of clauses (ii) and (iii) any violations and/or liens which in the aggregate would not be reasonably likely to have a material adverse effect on the business or financial condition of the Borrower or any of its Significant Subsidiaries and would not be reasonably likely to have a material adverse effect on the ability of the Borrower to perform its obligations under the Credit Agreement and the Notes.

     (b) This Second Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

     (c) The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date); and no Default or Event of Default has occurred and is continuing, or will occur after execution and delivery by the Borrower of this Second Amendment.

     4. Effectiveness. This Second Amendment shall be deemed to be effective as of the date the following conditions precedent are satisfied:

     (a) The Administrative Agent shall have received counterparts of this Second Amendment signed by the Borrower and the Majority Banks.

     (b) The Borrower shall have paid the reasonable legal fees and disbursements of Bingham McCutchen LLP, as counsel to the Administrative Agent and the Banks, in connection with this Second Amendment (for which an invoice shall have been presented).

     (c) The Administrative Agent shall have received copies of such certificates and other documents as the Administrative Agent may reasonably request, and such documents and all legal matters in connection with this Second Amendment shall be satisfactory in form and substance to the Administrative Agent and its counsel.

     5. Miscellaneous Provisions.

     (a) Except as otherwise expressly provided by this Second Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same; and the Credit Agreement as amended hereby shall continue in full force and effect.

     (b) This Second Amendment is intended to take effect as an instrument executed under seal and shall be construed according to and governed by the laws (excluding the laws applicable to conflicts or choice of law) of the Commonwealth of Massachusetts.

     (c) This Second Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Second Amendment, it shall not be necessary to produce or account for more than one counterpart signed by the Borrower and the Majority Banks.


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     IN WITNESS  WHEREOF,  the  undersigned  parties have caused this  Amendment
Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              THE STRIDE RITE CORPORATION

                              By:   /s/ Frank A. Caruso
                                  --------------------------------------
                              Name:       Frank A. Caruso
                              Title:      C.F.O.

                              FLEET NATIONAL BANK,
                              individually and as Administrative Agent

                              By: /s/ Casey Cosgrove
                                 ---------------------------------------
                              Name:       Casey Cosgrove
                              Title:      Vice President

                              BANK OF AMERICA NATIONAL ASSOCIATION
                              individually and as Documentation Agent

                              By:         /s/ Casey Cosgrove
                                  --------------------------------------
                              Name:       Casey Cosgrove
                              Title:      Vice President

                              SUNTRUST BANK
                              individually and as Documentation Agent

                              By:   /s/ E. Donald Besch, Jr.
                                  --------------------------------------
                              Name:       E. Donald Besch, Jr.
                              Title:      Managing Director

                              THE BANK OF NEW YORK
                              individually and as Documentation Agent

                              By:   /s/ Johna M. Fidanza
                                  --------------------------------------
                              Name:       Johna M. Fidanza
                              Title:      Vice President